SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6,  2003

APPLETON PAPERS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Wisconsin Avenue Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 734-9841

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.

Description

    99.1

Press Release dated August 6, 2003

Item 12.  Results Of Operations And Financial Condition.

On August 6, 2003, the Company issued a press release announcing its financial results for the fiscal quarter ended June 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2003	APPLETON PAPERS INC.

By: /s/ Dane E. Allen
Dane E. Allen Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 6, 2003